Exhibit 10.12(c)
LANVISION SYSTEMS, INC.

SECOND LEASE AMENDMENT BETWEEN DUKE REALTY LIMITED PARTNERSHIP AND LANVISION,
INC.

LK/ALC/jd/np
02/14/97

                            SECOND LEASE AMENDMENT
                            ----------------------

           THIS SECOND LEASE AMENDMENT (the "Amendment") is executed this 25TH day of February, 1997, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and LANVISION, INC., an Ohio corporation ("Tenant").

                             W I T N E S S E T H :
                             ---------------------

           WHEREAS, Landlord and Tenant entered into a certain Lease dated May 7, 1996, as amended July 12, 1996 (collectively, the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 21,845 rentable square feet of space (the "Original Premises") located in Suite 400, One Financial Way, Cincinnati, Ohio 45242; and

           WHEREAS, Landlord and Tenant desire to expand the Original Premises by approximately 1,440 rentable square feet (the "Additional Space"). Collectively, the Original Premises and Additional Space shall hereinafter be referred to as the "Leased Premises"; and

           WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion, changes and additions to the Lease;

           NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:

           1.     Amendment of Article 1.
                  -----------------------

                  (a) Commencing May 1, 1997, SECTION 1.01 of ARTICLE 1 of the Lease is hereby amended by substituting SECOND AMENDED EXHIBIT A, attached hereto and incorporated herein by reference, on which the Original Premises are striped and the Additional Space is cross-hatched, in lieu of AMENDED EXHIBIT A attached to the Lease.

                  (b) Commencing May 1, 1997, Subsections B, C, D, E and L of
SECTION 1.02 of ARTICLE 1 of the Lease are hereby deleted and the following subsections are substituted in lieu thereof:


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


      B.      Rentable Area: approximately 23,285 rentable square feet;

              Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the Common Areas within the Building, as reasonably determined by Landlord from time to time. Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of the Building Expense Percentage and the Minimum Annual Rent. Notwithstanding anything to the contrary contained herein, Tenant's pro rata portion of the area covered by the Common Areas within the Building shall be the product of (i) the Useable Area within the Leased Premises, as such amount may change from time to time pursuant to the terms of this Lease and (ii) Tenant's Common Area Factor. For purposes of this Lease, Tenant's Common Area Factor shall be as reasonably determined by the Landlord; provided, however, that Tenant's Common Area Factor shall not exceed 1.135.

        C.    Building Expense Percentage:  11.0% (23,285 / 212,125);

        D.    Minimum Annual Rent:

              May 1, 1997 - August 31, 1997               $104,782.12 (4 months)
              September 1, 1997 - September 13, 1997      $ 11,351.47 (13 days)
              September 14, 1997 - September 13, 1998     $314,347.56 per year
              September 14, 1998 - September 13, 1999     $314,347.56 per year
              September 14, 1999 - September 13, 2000     $320,168.76 per year
              September 14, 2000 - September 13, 2001     $320,168.76 per year;

        E. Monthly Rental Installments:

              May 1, 1997 - August 31, 1997               $ 26,195.63 per month
              September 1, 1997 - September 13, 1997      $ 11,351.47 (13 days)
              September 14, 1997 - September 13, 1999     $ 26,195.63 per month
              September 14, 1999 - September 13, 2001     $ 26,680.73 per month;

        L.    Addresses for payments and notices:

              Landlord:                 Duke Realty Limited Partnership
                                        4555 Lake Forest Drive, Suite 400
                                        Cincinnati, OH 45242




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                  With Payments to:         Duke Realty Limited Partnership
                                            P.O. Box 960664
                                            Cincinnati, OH 45296-0664

                  Tenant:                   LanVision, Inc.
                                            One Financial Way, Suite 400
                                            Cincinnati, OH  45242

         2. AMENDMENT OF SECTION 2.02. The following shall be added to the end of SECTION 2.02 of the Lease:

                  "Landlord agrees to perform and complete the work on the tenant finish improvements in the Additional Space as set out in AMENDED EXHIBIT B and shall give Tenant written notice of the day on which Landlord expects to complete such work. Landlord shall provide an allowance for the direct costs of the tenant finish improvements for the Additional Space in the amount of Fourteen Dollars and Ninety-four Cents ($14.94) per rentable square foot of the Additional Space ("Additional Allowance"). The Additional Allowance was determined by multiplying Sixteen Dollars and Seventy-six Cents ($16.76) (the tenant finish improvement allowance for the Original Premises) by a fraction the numerator of which is equal to the number of months remaining in the term of the Lease after May 1, 1997 (53.5 months) and the denominator of which is the total number of months in the term of the Lease (60). Tenant shall reimburse Landlord for all costs of the tenant finish improvements for the Additional Space in excess of Additional Allowance provided by Landlord within thirty (30) days of an invoice from Landlord.

                  Upon completion of the work in the Additional Space, Tenant shall execute a letter of understanding as referred to in SECTION 2.03 of the Lease."

         3. TENANT'S REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

         4. EXAMINATION OF AMENDMENT. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

         5. DEFINITIONS. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.



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         6.   INCORPORATION. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

           IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                            LANDLORD:

WITNESSES:                                  DUKE REALTY LIMITED PARTNERSHIP,
/s/ NAOMI GUMP                              an Indiana limited partnership
--------------------------
NAOMI GUMP
--------------------------                  By:  Duke Realty Investments, Inc.,
(Printed)                                          its general partner

/s/ NICOLE C. UNDERWOOD                     By: /s/ JEFFREY G. TULLOCH
--------------------------                     --------------------------
NICOLE C. UNDERWOOD                                Jeffrey G. Tulloch
(Printed)                                          Vice President
                                                   Cincinnati Group


                                            TENANT:

WITNESSES:                                  LANVISION, INC., an Ohio
/s/ KIMBERLY S. FARRIS                      corporation
--------------------------
KIMBERLY S. FARRIS
--------------------------
(Printed)                                   By: /s/ ERIC LOMBARDO
                                               --------------------------
/s/ MELISSA J. VINCENT                          Eric Lombardo
--------------------------                      Executive Vice President
MELISSA J. VINCENT
--------------------------
(Printed)





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


STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared Jeffrey G. Tulloch, by me known and by me known to be the Vice President, Cincinnati Group of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Second Lease Amendment" on behalf of said partnership.

         WITNESS my hand and Notarial Seal this 12th day of March, 1997.

                                /s/ NICOLE C. UNDERWOOD (STEVENS)
                               -----------------------------------
                               Notary Public

        [seal]

                               NICOLE C. UNDERWOOD (STEVENS)
                               -----------------------------------
                               (Printed Signature)

My Commission Expires:  10/31/2000
                        -------------
My County of Residence:
                        -------------

STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

           Before me, a Notary Public in and for said County and State, personally appeared Eric Lombardo, by me known and by me known to be the Executive Vice President of LanVision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "Second Lease Amendment" on behalf of said corporation.

           WITNESS my hand and Notarial Seal this 25th day of February, 1997.

                               /s/ CAROL DANIELS RICHMOND
                               -----------------------------------
                               Notary Public
        [SEAL]
                               CAROL DANIELS RICHMOND
                               -----------------------------------
                               (Printed Signature)

My Commission Expires:  09/30/2001
                        ------------
My County of Residence:  HAMILTON
                        ------------


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                             CONSENT OF GUARANTOR
                             --------------------
           The undersigned Guarantor to the Lease hereby consents to the foregoing Second Lease Amendment and reaffirms that the Unconditional Guaranty of Lease dated May 7, 1996, remains in full force and effect.

                            "Guarantor"

                             LANVISION SYSTEMS, INC.,
                             a Delaware corporation

                             By:/s/ ERIC LOMBARDO
                                --------------------------
                                Eric Lombardo
                                Executive Vice President

STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

           Before me, a Notary Public in and for said County and State, personally appeared Eric Lombardo by me known and by me known to be the Executive Vice President of LanVision Systems, Inc., a Delaware corporation, the Guarantor of LanVision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "Consent of Guarantor" on behalf of said corporation.

           WITNESS my hand and Notarial Seal this 25th day of FEBRUARY, 1997.

                         /s/ CAROL DANIELS RICHMOND
                        ----------------------------
                        Notary Public

            [SEAL]

                        CAROL DANIELS RICHMOND
                        ----------------------------
                        (Printed Signature)

My Commission Expires:  09/30/2001
                       -----------
My County of Residence:  HAMILTON
                       -----------


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